UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 26, 2018

VII Peaks Co-Optivist Income BDC II, Inc.

(Exact name of registrant as specified in its charter)

Maryland	0-54615	45-2918121
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

4 Orinda Way, Suite 125-A Orinda, California	94563
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (855) 889-1778

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 4.01. Changes in Registrants’ Certifying Accountant.

On November 26, 2018, OUM & Co. LLP (“OUM”) resigned as the independent registered public accounting firm of VII Peaks Co-Optivist Income BDC II, Inc. (the “Company”), and the Audit Committee (the “Audit Committee”) of the Board of Directors of the Company accepted the resignation of OUM effective as of that date.

The audit reports of OUM on the Company’s financial statements as of and for the fiscal years ended December 31, 2017 and 2016 did not contain an adverse opinion or a disclaimer of opinion, nor was it modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2017 and 2016, (i) there were no disagreements between the Company and OUM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which if not resolved to the satisfaction of OUM, would have caused OUM to make reference thereto in its report on the Company’s audited financial statements for the fiscal years ended December 31, 2017 and 2016, and (ii) there have been no “reportable events” as such term as defined in Item 304(a)(1)(v) of Regulation S-K except for the following:

OUM advised the Company that the following material weaknesses existed:

(1)	the Company has not been able to file its 2016 or 2017 10-K reports or its subsequent 10-Q reports by the regulatory deadline since the Company has been unable to receive financial statements from its privately held portfolio companies in a timely manner.
(2)	the Company lacks the internal accounting expertise to properly account for certain transactions.

OUM has discussed the aforementioned reportable events with the Board of Directors of the Company

The Company provided OUM with a copy of this Current Report on Form 8-K and has requested that OUM furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not OUM agrees with the statements made in this Current Report on Form 8-K with respect to OUM and, if not, stating the items with which they do not agree. OUM will provide the requested letter to the Company within five days and once received, the Company will file an amended 8-K and include the letter as an Exhibit.

The Company has authorized OUM to respond fully to the inquiries of the successor accountant concerning the subject matter of each of such reportable events.

The Company is currently in the process of engaging a new independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VII Peaks Co-Optivist Income BDC II, Inc.
November 30, 2018
	By:	/s/ Gurpreet S. Chandhoke Gurpreet S. Chandhoke Chairman of the Board of Directors, Chief Executive Officer and President